UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2010
                                                          --------------

                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                           001-33934                 26-1294270
-------------------------------   ---------------------         ----------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey             08210
-------------------------------------------------------            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders
           ---------------------------------------------------

     The 2010 Annual Meeting of Stockholders was held on April 26, 2010 (the "Annual Meeting"). The matters considered and voted on by the Company's stockholders at the Annual Meeting and the vote of the stockholders was as follows:


Matter 1. The election of three directors, each for a three-year term.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Nominee                         Shares Voted For             Shares Withheld              Broker Non-Votes
------------------------------- ---------------------------- ---------------------------- ----------------------------
Frank Glaser                    8,036,081                    226,322                      3,146,794
------------------------------- ---------------------------- ---------------------------- ----------------------------
David C. Ingersoll, Jr.         7,950,190                    312,213                      3,146,794
------------------------------- ---------------------------- ---------------------------- ----------------------------
Thomas K. Ritter                7,930,745                    331,658                      3,146,794
------------------------------- ---------------------------- ---------------------------- ----------------------------

Matter 2. The ratification of the appointment of KPMG LLP as the Company's independent public accounting firm for the year ending December 31, 2010.


---------------------------------------- -------------------------------------- --------------------------------------
Shares Voted For                         Shares Voted Against                   Abstentions
---------------------------------------- -------------------------------------- --------------------------------------
11,071,765                               331,157                                6,275
---------------------------------------- -------------------------------------- --------------------------------------


Item 9.01. Financial Statements and Exhibits
           ---------------------------------

          (a)  Financial Statements of Businesses Acquired. Not applicable

          (b)  Pro Forma Financial Information. Not Applicable

          (c)  Shell Company Transactions. Not Applicable

          (d)  Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  April 27, 2010               By:     /s/ Guy Hackney
                                            -----------------------------------
                                            Guy Hackney
                                            Chief Financial Officer